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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  September 30, 1997
                 Date of Earliest Event Reported:  September 24, 1997



                         CHILDREN'S BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)



    MINNESOTA                       0-21534                     41-1663712
(State or Other Jurisdiction      (Commission                 (IRS Employer
    of Incorporation)             File Number)             Identification No.)


                                724 FIRST STREET NORTH
                            MINNEAPOLIS, MINNESOTA  55401
            (Address of principal executive offices, including area code)


                                    (612) 338-3300
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

    (a) On September 25, 1997, Children's Broadcasting Corporation (the "Company") and Glenn B. Laken ("Laken") reached an agreement whereby Laken offered to sell, and the Company agreed to buy, (i) 420,000 shares of Common Stock of Harmony Holdings, Inc. ("Harmony") from Laken at $3.15 per share (the "Laken Shares"), (ii) 399,500 shares of Common Stock of Harmony from others acting together with Laken at $2.70 per share (the "Laken Control Group Shares"), and (iii) options to purchase 200,000 shares of Common Stock of Harmony from Laken (the "Options") at an exercise price of $1.50 per share, for an aggregate price of $2,731,650 (collectively, the "Transaction"). The Transaction is expected to close between September 30, 1997 and October 1, 1997.

    (b) The Company has also reached an agreement, attached hereto as an exhibit, for the future acquisition of up to 225,000 additional shares of Common Stock of Harmony at a price of $2.50 per share. The
         Company may also be obligate to by such shares, at a price of $2.50 per share, on or after January 31, 1998.

    (c) The stock purchase agreement between the Company and Laken, attached hereto as an exhibit, provides that neither Laken nor the Laken Control Group will acquire any securities of Harmony or the Company for a period of five years.

    (d) Excluding any shares which may be acquired pursuant to the agreement described in (b) above, the Company has acquired a 40.7% beneficial interest in Harmony.

    (e) Funds for the Transaction originated from an amended loan and security agreement (the "Financing Agreement") with Foothill Capital
         Corporation ("Foothill"), dated September 24, 1997, attached hereto as an exhibit. The Financing Agreement also provided the Company with an additional $2.5 million in working capital. In connection with the Financing Agreement, the Company issued a warrant to Foothill, attached hereto as an exhibit, for the purchase of 200,000 shares of the Company's Common Stock, at an exercise price of $3.76 per share, which is exercisable for a period of four years. Foothill has the right to require the company to repuchase the warrant in certain circumstancer, as described in the warrant.

    (f) Reference is made to the cautionary statements of the Company filed with its Annual Report on Form 10-KSB on March 31, 1997.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         99.1 Stock Purchase Agreement between Children's Broadcasting Corporation and Glenn B. Laken, dated September 25, 1997.

         99.2 Put/Call Agreement between Children's Broadcasting Corporation and Glenn B. Laken, dated September 25, 1997.

         99.3 Letter Agreement between Children's Broadcasting Corporation and Foothill Capital Corporation, dated September 25, 1997.

         99.4 Amendment number one the amended and restated Loan and Security Agreement between Children's Broadcasting Corporation and Foothill Capital Corporation, dated September 24, 1997.

         99.5 Warrant issued by Children's Broadcasting Corporation to Foothill Capital Corporation, dated September 25, 1997.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 1997             CHILDREN'S BROADCASTING
                                       CORPORATION


                                       /s/ James G. Gilbertson
                                       ---------------------------------------
                                       James G. Gilbertson
                                       Chief Operating Officer


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                                    EXHIBIT INDEX



Exhibit
Number        Description
------        -----------

99.1 Stock Purchase Agreement between Children's Broadcasting Corporation and Glenn B. Laken, dated September 25, 1997.

99.2 Put/Call Agreement between Children's Broadcasting Corporation and Glenn B. Laken, dated September 25, 1997.

99.3 Letter Agreement between Children's Broadcasting Corporation and Foothill Capital Corporation, dated September 25, 1997.

99.4 Amendment number one the amended and restated Loan and Security Agreement between Children's Broadcasting Corporation and Foothill Capital Corporation, dated September 24, 1997.

99.5 Warrant issued by Children's Broadcasting Corporation to Foothill Capital Corporation, dated September 25, 1997.


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